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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                January 25, 2007

                                MICROISLET, INC.
               (Exact Name of Registrant as Specified in Charter)

            Nevada                                          88-0408274
-------------------------------                ---------------------------------
(State or Other Jurisdiction of                (IRS Employer Identification No.)
        Incorporation)

                                    001-32202
                            ------------------------
                            (Commission File Number)

     6370 Nancy Ridge Drive, Suite 112                          92121
         San Diego, California                               -----------
----------------------------------------                       Zip Code
(Address of Principal Executive Offices)

                                 (858) 657-0287
                 -----------------------------------------------
              (Registrant's telephone number, including area code)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 3.01 NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR
          STANDARD; TRANSFER OF LISTING.

         On January 25, 2007, we received notice from the staff of the American Stock Exchange (Amex) indicating that we are not in compliance with certain continued listing standards set forth in the Amex Company Guide. Specifically, the notice cited failure to comply with Section 1003(a)(ii) of the Company Guide, because we have stockholders' equity of less than $4,000,000 and losses from continuing operations and net losses in three of our four most recent fiscal years; and Section 1003(a)(iii) of the Company Guide, because we have stockholders' equity of less than $6,000,000 and losses from continuing operations and net losses in our five most recent fiscal years.

         In order to maintain our Amex listing, we must submit a plan by February 26, 2007, advising Amex of the actions we have taken, or will take, that would bring us into compliance with all the continued listing standards within a maximum of 18 months. If Amex accepts our plan, we may be able to continue our listing during the plan period of up to 18 months, during which time, we will be subject to periodic review by Amex to determine whether we are making progress consistent with the plan. If we are not in compliance with the continued listing standards at the end of the plan period, or we do not make progress consistent with the plan during the plan period, Amex staff may initiate delisting proceedings. If we do not submit a plan, or if we submit a plan that is not accepted, we may be subject to delisting proceedings.

         We have already contacted Amex to confirm receipt of the notice and to advise the Amex staff that we intend to submit a plan by February 26, 2007. Prior to filing the plan and, if a plan is timely filed, while the plan is under review by Amex, we expect that our common stock will continue to trade without interruption on Amex.

         Amex has also informed us that our stock symbol will become subject to the indicator ".BC" to denote our noncompliance with the above listing standards. The indicator will not change our trading symbol, but will be disseminated as an extension of our symbol whenever our trading symbol is transmitted with a quotation or trade. The indicator will remain in effect until such time as we have regained compliance with all applicable continued listing standards.

         EXCEPT FOR THE HISTORICAL INFORMATION CONTAINED HEREIN, THE MATTERS SET FORTH IN THIS REPORT ON FORM 8-K, INCLUDING THOSE RELATED TO OUR EXPECTATIONS REGARDING THE CONTINUED LISTING OF OUR COMMON STOCK ON AMEX, THE FILING OF A PLAN OF COMPLIANCE WITH AMEX AND THE FUTURE COURSE OF ACTIONS AND PROCEEDINGS AT THE AMEX, ARE FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF THE "SAFE HARBOR" PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. THESE FORWARD-LOOKING STATEMENTS ARE SUBJECT TO RISKS AND UNCERTAINTIES THAT MAY CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY. AMONG OTHERS, THERE CAN BE NO ASSURANCE THAT WE WILL BE ABLE TO COMPLETE AND TIMELY FILE A PLAN WITH AMEX, THAT THE PLAN WILL BE ACCEPTED BY AMEX OR THAT WE WILL BE ABLE TO MAKE PROGRESS CONSISTENT WITH THE PLAN IF IT IS ACCEPTED. OTHER RISKS THAT MAY AFFECT FORWARD-LOOKING INFORMATION CONTAINED IN THIS REPORT ARE DETAILED FROM TIME TO TIME IN OUR MOST RECENT FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE FORWARD-LOOKING STATEMENTS SPEAK ONLY AS OF THE DATE HEREOF. WE DISCLAIM ANY INTENT OR OBLIGATION TO UPDATE THESE FORWARD-LOOKING STATEMENTS.




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ITEM 7.01. REGULATION FD DISCLOSURE.

         We issued a press release on January 30, 2007 announcing receipt of the Amex Notice. A copy of the press release is attached hereto as Exhibit 99.1.

         In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01, including Exhibit 99.1, shall not be deemed 'filed' for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, or the Exchange Act, except as expressly set forth by specific reference in such a filing.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

         (d)      Exhibits

         99.1     Press release dated January 30, 2007




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    January 30, 2007                    MICROISLET, INC.


                                             By: /s/ Kevin A. Hainley
                                                 -------------------------------
                                                 Kevin A. Hainley
                                                 Interim Chief Financial Officer